UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  December 28, 2007


                            MONARCH SERVICES, INC.
                            ----------------------
           (Exact name of registrant as specified in its charter)


      Maryland                          000-08512               52-1073628
      --------                          ---------               ----------
(State or other jurisdiction      (Commission file number)    (IRS Employer
of incorporation or organization)                          Identification No.)


                   4517 Harford Road, Baltimore, Maryland 21214
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                (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (410) 254-9200
                                                          --------------


                                      N/A
                                      ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





Item 1.01  Entry into a Material Definitive Agreement.

On December 26, 2007, Monarch Services, Inc. (the "Registrant") entered into a Membership Interest Sales and Purchase Agreement (the "Agreement")
with Joseph Bivona, Jr. (the "Buyer"). Pursuant to the Agreement, the Registrant has agreed to sell to the Buyer 100% of the Registrant's membership interest in (i) Peerce's Plantation GL, LLC, a Maryland limited liability company, and (ii) Peerce's Plantation Liquor License, LLC, a Maryland limited
liability company (collectively, the "Membership Interests").    Peerce's
Plantation GL, LLC owns the parcel of land on which Peerce's Plantation
restaurant formerly operated its business.    Peerce's Plantation Liquor
License, LLC owns the liquor license used in connection with the restaurant business known as Peerce's Plantation.

The purchase price for the Membership Interests is $1,600,000. The closing for the sale of the Membership Interests is scheduled to occur on or before February 15, 2008. The Buyer's obligations to purchase the Membership Interests are contingent upon the Registrants representations and warranties in the Agreement being true and correct in all material respects on and as of the closing date and all covenants and obligations of the Registrant being performed on or before the closing date.

The Agreement provides that the Registrant will assist in the transition of the liquor license from Peerce's Plantation Liquor License, LLC to the Buyer. In the event the transfer of the liquor license has not been approved by the Baltimore County Liquor Board prior to the closing of the sale of the Membership interests, the Buyer will indemnify and hold harmless the Registrant for any actions that may arise from Buyer's use of the liquor license.

A copy of the Agreement is attached to this 8-K as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

10.1 Membership Interest Sales and Purchase Agreement





                            SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                MONARCH SERVICES, INC.


Date: January 11, 2008	                        by: /s/ Jackson Y. Dott
                                                -----------------------
                                                Jackson Y. Dott
                                                President and CEO